EXHIBIT 10.22

THIRD AMENDMENT TO FIRST AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This Third Amendment to First Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into by and between PROTEINSIMPLE, a Delaware corporation (f/k/a Cell Biosciences, Inc., a Delaware corporation) (“ProteinSimple”), PROTEINSIMPLE LTD., an Ontario corporation (successor by amalgamation to BRIGHTWELL TECHNOLOGIES INC. and PROTEINSIMPLE LTD.) (“ProteinSimple Canada” and together with ProteinSimple, collectively, the “Borrower”) and COMERICA BANK (“Bank”) as of this 19th day of February, 2013.

RECITALS

This Amendment is entered into upon the basis of the following facts and understandings of the parties, which facts and understandings are acknowledged by the parties to be true and accurate:

Bank and Borrower previously entered into a First Amended and Restated Loan and Security Agreement dated January 26, 2012, as amended from time to time (the “Agreement”).

Bank and Borrower previously entered into a Libor/Prime Referenced Rate Addendum to First Amended and Restated Loan and Security Agreement dated January 26, 2012, as amended from time to time (the “Addendum”).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as set forth below.

AGREEMENT

1. Incorporation by Reference. The Recitals and the documents referred to in the Agreement are incorporated herein by this reference. Except as otherwise noted, the terms not defined herein shall have the meaning set forth in the Agreement.

2. Amendment to the Agreement. Subject to the satisfaction of the conditions precedent as set forth in Section 5 hereof, the Agreement is hereby modified as follows:

(a) Section 2.1(d) of the Agreement is hereby amended and restated in its entirety as follows:

“(d) Term Loan.

(i) Advance. Subject to the terms and conditions of this Agreement, Bank agrees to make a term loan to Borrowers in a principal amount up to but not exceeding Six Million Dollars ($6,000,000), the proceeds of which shall be made available in full on February 19, 2013 to repay the amounts outstanding under the existing Term Loan (the original principal amount of which was Six Million Dollars ($6,000,000), and booked as loan # 117), with the balance for Borrowers’ working capital purposes.

(ii) Interest on the Term Loan shall accrue from the date it is advanced and be payable in accordance with Section 2.3. The principal of the

Term Loan shall be payable in thirty one (31) equal monthly installments of principal, each in the amount of $193,548.39, so as to fully amortize the Term Loan in thirty one (31) months, beginning on January 1, 2014 and continuing on the same day of each month thereafter through the Term Loan Maturity Date, at which time all amounts due in connection with the Term Loan made under this Section 2.1(d) shall be immediately due and payable. The Term Loan, once repaid, may not be reborrowed.”

(b) Sections 2.5(c) – 2.5(e) of the Agreement are hereby amended and restated in their entirety as follows:

“(c) a Term Loan facility fee of $113,335, due and payable on the earlier of July 1, 2015 or acceleration of the Indebtedness as provided hereunder;

(d) a separate Term Loan facility fee of $113,335, due and payable on the earlier of the Term Loan Maturity Date or acceleration of the Indebtedness as provided hereunder;

(e) an annual facility fee with respect to the Export Revolving Line, which is due and payable on March 1, 2012 in the amount of $8,750, on March 1, 2013 in the amount of $10,000, and on March 1, 2014 in the amount of $10,000; and

(f) all Bank Expenses, as and when they become due.”

(c) The first paragraph of Section 6.2(h) of the Agreement is hereby amended and restated in its entirety as follows:

“(h) Bank shall have a right from time to time hereafter to audit (a) Borrowers’ Accounts (as defined in the GSA and in this Agreement, as applicable) at Borrowers’ expense, provided that such audits will be conducted no more often than every 6 months as to ProteinSimple’s accounts, and no more often than annually as to ProteinSimple Canada’s accounts, unless an Event of Default has occurred and is continuing, and (b) Borrowers’ inventory, at Borrowers’ expenses, provided that such audits will be conducted no more often than annually, unless an Event of Default has occurred and is continuing; provided further that such audits shall be conducted during Borrowers’ normal business hours.”

(d) Section 6.2(i) of the Agreement is hereby amended and restated in its entirety as follows:

“(i) Within twenty (20) days of each month end, an Inventory trend report in form consistent with past practice.

(e) Section 6.6 of the Agreement is hereby amended and restated in its entirety as follows:

“6.6 Primary Depository. Borrowers shall maintain all of their respective domestic depository and operating accounts with Bank and their primary investment accounts with Bank or Bank’s Affiliates. Borrowers shall maintain Cash on deposit with the Bank (a) in an amount not less than $3,500,000 during the first month of every fiscal quarter, and (b) in an amount not less than $2,500,000 at all times during the last two months of every fiscal quarter.”

(f) Section 6.7(a) of the Agreement is hereby amended and restated in its entirety as follows:

“(a) Adjusted Quick Ratio. A ratio of (i) Borrowers’ Cash on deposit with the Bank plus trade accounts receivable outstanding less than 90 days past the invoice date, to (ii) Current Liabilities plus (to the extent not already included therein) all Indebtedness to Bank, less Deferred Maintenance Contract Revenue, less any liability arising from any preferred stock warrant, less deferred rent liability, of (A) as of February 28, 2013, and as of the end of each month thereafter that is not the end of a fiscal quarter, at least 0.55 to 1.00, (B) as of March 31, 2013, June 30, 2013, and September 30, 2013, at least 0.65 to 1.00, and (C) as of December 31, 2013 and as of the end of each fiscal quarter thereafter, at least 0.70 to 1.00.”

(g) Section 6.7(b) of the Agreement is hereby amended and restated in its entirety as follows:

“(b) Rolling Revenues. Commencing January 31, 2013, Rolling Revenues for the 3 month period most recently ended shall be not less than, as of the dates set forth below, the corresponding minimum amount, provided that for June 30, 2013, September 30, 2013 and December 31, 2013, Borrower shall be in satisfaction of this covenant if it has attained the cumulative year to date Rolling Revenue amount specified below. Thereafter, Rolling Revenues, and the cumulative year to date Rolling Revenue amount, shall be not less than levels to be reset by January 31st of each year by Bank based on the projections that have been approved by each Borrower’s Board of Directors and by Bank.

January 31, 2013 -	$11,625,000
February 28, 2013 -	$10,250,000
March 31, 2013 -	$8,120,000
April 30, 2013 -	$8,750,000
May 31, 2013 -	$9,245,000
June 30, 2013 -	$9,975,000 ($18,095,000 cumulative year to date)
July 31, 2013 -	$9,650,000
August 31, 2013 -	$9,625,000
September 30, 2013 -	$9,850,000 ($27,945,000 cumulative year to date)
October 31, 2013 -	$11,175,000
November 30, 2013 -	$12,325,000
December 31, 2013 -	$12,375,000 ($40,320,000 cumulative year to date)

(h) The following Section 6.7(c) is hereby amended and restated in its entirety as follows:

“(c) Leverage Ratio. (i) A ratio of (1) the sum of 100% of the Borrower’s Cash maintained at the Bank, plus 100% of the Eligible Accounts, plus 38% of Borrower’s gross Inventory, to (2) all outstanding Obligations of not less than 1.00 to 1.00 as of the end of each March, June, September, and December of each year; and (ii) a ratio of (1) the sum of 100% of the Borrower’s Cash maintained at the Bank, plus 100% of the Eligible Accounts, plus 38% of Borrower’s gross Inventory, plus $1,000,000 to (2) all outstanding Obligations of not less than 1.00 to 1.00 as of the end of each January, February, April, May, July, August, October, and November of each year.”

(i) The definition of “Domestic Borrowing Base” in Exhibit A to the Agreement is hereby amended and restated as follows:

“ ‘Domestic Borrowing Base’ means an amount equal to the sum of (a) 80% of Eligible Domestic Accounts less Priority Payables, as determined by Bank with reference to the most recent Domestic Borrowing Base Certificate delivered by Borrowers, and (b) Two Million Dollars ($2,000,000). Bank shall convert the amount of any Eligible Domestic Account outstanding in Canadian Dollars to the Equivalent Amount in U.S. Dollars for the purpose of calculating the Domestic Borrowing Base.”

(j) The definition of “Domestic Revolving Line” in Exhibit A to the Agreement is hereby amended and restated as follows:

“ ‘Domestic Revolving Line’ means a Credit Extension to Borrowers of up to $7,000,000 (inclusive of any amounts outstanding under the Letter of Credit Sublimit and the Credit Card Services Sublimit).”

(k) The definition of “Export Revolving Line” in Exhibit A to the Agreement is hereby amended and restated as follows:

“ ‘Export Revolving Line’ means the $2,000,000 line of credit from Bank to ProteinSimple guaranteed by the Ex-Im Bank of the United States.”

(l) Subsection (d) of the definition of “Permitted Indebtedness” in Exhibit A to the Agreement is hereby amended and restated as follows:

“(d) Subordinated Debt, in an amount not to exceed $5,000,000, from a lender acceptable to the Bank in its sole discretion;”

(m) The definition of “Revolving Maturity Date” in Exhibit A to the Agreement is hereby amended and restated as follows:

“ ‘Revolving Maturity Date’ means March 1, 2015.”

(n) The definition of “Term Loan Maturity Date” in Exhibit A to the Agreement is hereby amended and restated as follows:

“ ‘Term Loan Maturity Date’ means July 1, 2016.”

(o) The reference to “$6,500,000” in Exhibit E to the Agreement is hereby replaced with “$7,000,000”.

(p) The references to “$2,500,000” in Exhibit F to the Agreement is hereby replaced with “$2,000,000”.

(q) Exhibit E to the Loan Agreement is amended and Restated with Exhibit E hereto.

(r) Exhibit G to the Loan Agreement is amended and Restated with Exhibit G hereto.

3. Amendment to the Addendum. Subject to the satisfaction of the conditions precedent as set forth in Section 4 hereof, the Addendum is hereby modified as follows:

(a)	The definition of “Applicable Margin” in Section 1 (c) of the Addendum is amended and restated in its entirety as follows:

“(c) ‘Applicable Margin’ means (a) as to each Advance under the Domestic Revolving Facility, one percent (1.00%), (b) as to each Advance under the Export Revolving Facility, one half of one percent (0.50%), and (c) as to each Advance under the Term Loan, one and three tenths percent (1.30%).”

4. Consent. Notwithstanding anything to the contrary in Section 7.7 or 7.8 of the Agreement, the Bank hereby consents to the extension of credit by the Borrowers to their respective shareholders, in an aggregate amount not to exceed $2,000,000, in order to finance the exercise of stock options of the Borrowers, provided that such credit shall be due and payable upon the earlier of a Liquidation Event or five (5) years from the date of the extension of such credit. “Liquidation Event” shall mean a Change in Control or issuance of the shares of any of the Borrowers in an initial public offering.

5. Legal Effect. The effectiveness of this Amendment is conditioned upon (i) receipt by Bank of this Amendment, and any other documents which Bank may require to carry out the terms hereof, including, but not limited to those set forth on any closing checklist, (ii) receipt of a $25,000 restructuring fee which shall be due and payable on the date of this Amendment and shall be deemed fully earned when paid, and (iii) receipt by Bank of the Expenses set forth in Section 5 of this Amendment. Except as specifically set forth in this Amendment, all of the terms and conditions of the Agreement remain in full force and effect.

6. Recertification of Authority. Each Borrower hereby represents and warrants that the Certificate of Incorporation, Bylaws (or other equivalent organizational documents, in the case of ProteinSimple Canada) and Resolutions most recently delivered to Bank (a) remain in full force and effect, (b) have not been revised, rescinded or repealed in any material respect and (c) may continue to be relied upon by Bank until written notice to the contrary is received by Bank.

7. Expense. Borrower shall promptly pay all out-of-pocket fees, costs, charges, expenses, and disbursements of Bank incurred in connection with the preparation, execution, and delivery of this Amendment, and the other documents contemplated by this Amendment, including all legal fees and expenses.

8. Integration. This is an integrated Amendment and supersedes all prior negotiations and agreements regarding the subject matter hereof. All amendments hereto must be in writing and signed by the parties.

[End of Amendment – Signature Page Follows]

IN WITNESS WHEREOF, the parties have agreed as of the date first set forth above.

PROTEINSIMPLE

By:	/s/ Jason Novi

Title:	CFO

PROTEINSIMPLE LTD.

By:	/s/ Jason Novi

Title:	CFO

COMERICA BANK

By:	/s/ Kim Crosslin
Kim Crosslin
Title:	Vice President

EXHIBIT “E”

DOMESTIC BORROWING BASE CERTIFICATE

Borrower: PROTEINSIMPLE and PROTEINSIMPLE LTD.

Lender: Comerica Bank

Commitment Amount: $7,000,000

DOMESTIC ACCOUNTS RECEIVABLE
1. Accounts Receivable Book Value as of Month Ending
2. +Billings
3. – Collections

4. Ending Accounts Receivable Balance as of Current Month Ending

DOMESTIC ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
5. Account balances > 90 days from invoice date
6. Credit Balances > 90 days from invoice date		$0
7. Balance of 25% over 90 day accounts		$0
8. Concentration Limit of 25%
9. Governmental Accounts		$0
10. Contra Accounts		$0
11. Pre-billed or Advanced Billed		$0
12. Intercompany/Employee Accounts
13. Foreign Accounts (other than Eligible Foreign Accounts)

14. Other (please explain on reverse)		$0

15. TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS
16. Eligible Accounts (#4 minus #15)

17. LOAN VALUE OF ACCOUNTS (80% of #16)
18. Overformula Amount		$2,000,000
19. Total Available under the Domestic Revolving Line (#17 + #18)	$

20. Principal Balance of Domestic Revolving Line	$

21. Amount remaining to be advanced (or, if negative, repaid) (#19 - #20)	$

The Undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Domestic Borrowing Base Certificate complies with the representations and warranties set forth in the First Amended and Restated Loan and Security Agreement by and among the undersigned and Comerica Bank.

[Signature Page Follows]

[Signature Page to Domestic Borrowing Base Certificate]

PROTEINSIMPLE

Certification by:

Signature:	Date:

PROTEINSIMPLE LTD.

Certification by:

Signature:	Date:

EXHIBIT G

COMPLIANCE CERTIFICATE

TO:	COMERICA BANK

FROM:	PROTEINSIMPLE and PROTEINSIMPLE LTD.

The undersigned authorized officers of PROTEINSIMPLE and PROTEINSIMPLE LTD. hereby certify that in accordance with the terms and conditions of the First Amended and Restated Loan and Security Agreement by and among Borrower and Bank (as amended from time to time, the “Agreement”), (i) Borrower is in complete compliance for the period ending                      with all required covenants except as noted below and (ii) except as may be set forth below, all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officers further certify that except as otherwise permitted these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements	Monthly within 30 days	Yes	No
Annual (CPA Audited)	FYE within 180 days	Yes	No
10K and 10Q	(as applicable)	Yes	No N/A
A/R & A/P Agings, Domestic Borrowing Base Cert.	Monthly within 20 days	Yes	No
Board Approved Budget	On or before 45th day following year end	Yes	No
Budgets, sales projections, operating plans and other financial exhibits	Upon request of Bank	Yes	No
Inventory Reports	Monthly within 20 days	Yes	No

Financial Covenant	Required [1]	Actual	Complies

Minimum Adjusted Quick Ratio	to 1:00	to 1:00	Yes	No
Rolling Revenues	$	$	Yes	No
Leverage Ratio	to 1:00	to 1:00	Yes	No

[1]	See First Amended and Restated Loan and Security Agreement (as amended) for required amount.

[Signature Page to Compliance Certificate]

Comments Regarding Exceptions: See Attached.	BANK USE ONLY

Received by:
Sincerely,		AUTHORIZED SIGNER

Date:

Verified:
SIGNATURE		AUTHORIZED SIGNER

Date:
TITLE
Compliance Status Yes No

DATE

Sincerely,		AUTHORIZED SIGNER

Date:

Verified:
SIGNATURE		AUTHORIZED SIGNER

Date:
TITLE
Compliance Status Yes

DATE